Exhibit (g)(2)

Execution Version

AMENDMENT TO CUSTODIAN

AND FUND ACCOUNTING AGREEMENT

[Mutual Funds]

This Amendment, dated and effective as of December 17, 2012, is by and between the management investment companies listed on Schedule A hereto (the “Funds”) and State Street Bank and Trust Company (the “Custodian”).

WHEREAS, the Funds (together with their applicable Portfolios) and the Custodian are parties to a Master Custodian and Fund Accounting Agreement dated as of January 1, 2011 (as amended, modified and supplemented and in effect from time to time, the “Custodian Agreement”); and

WHEREAS, the Funds and the Custodian desire to amend certain provisions of the Custodian Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Custodian Agreement, pursuant to the terms thereof, as follows:

1. INITIAL TERM

The first sentence of Section 17 of the Custodian Agreement is hereby deleted in its entirety and replaced to read as follows:

“This Agreement shall remain in full force and effect for an initial term ending December 17, 2017 (the “Initial Term”).”

2. TERMINATION

In addition to the termination rights of the Funds set forth in the first paragraph of Section 17 of the Custodian Agreement, the parties hereto agree that the Custodian Agreement may be terminated by any Fund in accordance with the first paragraph of such Section 17 in the event of the termination of that certain Master Sub-Administration Agreement dated as of the date hereof, and as may be amended from time to time, by and between Transamerica Fund Services, Inc. (the “Administrator”) and State Street Bank and Trust (the “Sub-Administrator”) (the “Sub-Administration Agreement”), resulting from the Administrator’s exercise of a termination right with respect to the Sub-Administration Agreement in accordance with Section 12.2 of the Sub-Administration Agreement; provided, that a Fund may only terminate the Custodian Agreement pursuant to this Section 2 within six (6) months of the effective date of the termination of the Sub-Administration Agreement.

3. CONTINUING AGREEMENT

Except as expressly amended by this Amendment, the provisions of the Custodian Agreement shall remain in full force and effect.

[signature page immediately follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first written above.

EACH OF THE ENTITIES

SET FORTH ON SCHEDULE A HERETO

By:	/s/ Thomas A. Swank
Name: Thomas A. Swank
Title: President & Chief Executive Officer

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name: Michael F. Rogers
Title: Executive Vice President

Signature page to

AMENDMENT TO CUSTODIAN

AND FUND ACCOUNTING AGREEMENT

[Mutual Funds]

CUSTODIAN

AND FUND ACCOUNTING AGREEMENT

[Mutual Funds]

Schedule A

TRANSAMERICA FUNDS

Fund Name

Transamerica Arbitrage Strategy

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Transamerica Bond

Transamerica Capital Growth

Transamerica Commodity Strategy

Transamerica Core Bond

Transamerica Developing Markets Equity

Transamerica Diversified Equity

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Equity

Transamerica Enhanced Muni

Transamerica Flexible Income

Transamerica Global Allocation

Transamerica Global Macro

Transamerica Global Real Estate Securities

Transamerica Growth

Transamerica Growth Opportunities

Transamerica High Yield Bond

Transamerica Income & Growth

Transamerica International

Transamerica International Bond

Transamerica International Equity

Transamerica International Equity Opportunities

Transamerica International Small Cap

Transamerica International Value Opportunities

Transamerica Large Cap Growth

Transamerica Large Cap Value

Transamerica Large Company

Transamerica Long/Short Strategy

Transamerica Managed Futures Strategy

Transamerica Mid Cap Value

Transamerica Money Market

Transamerica Multi-Managed Balanced

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Multi-Manager International Portfolio

Transamerica Real Return TIPS

Transamerica Select Equity

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small Cap Value

Transamerica Small Company Growth Liquidating Trust

Transamerica Small/Mid Cap Value

Transamerica Tactical Allocation

Transamerica Tactical Income

Transamerica Tactical Rotation

Transamerica Total Return

Transamerica Value

Transamerica Dividend Focused (Effective January 4, 2013)

Transamerica International Small Cap Value (Effective January 4, 2013)

TRANSAMERICA SERIES TRUST

Fund Name

Transamerica AEGON Active Asset Allocation – Conservative VP

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

Transamerica AEGON Active Asset Allocation – Moderate VP

Transamerica AEGON High Yield Bond VP

Transamerica AEGON Money Market VP

Transamerica AEGON U.S. Government Securities VP

Transamerica AllianceBernstein Dynamic Allocation VP

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Large Cap Value VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica Efficient Markets VP

Transamerica Hanlon Income VP

Transamerica Index 35 VP

Transamerica Index 50 VP

Transamerica Index 75 VP

Transamerica Index 100 VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP

Transamerica Legg Mason Dynamic Allocation – Growth VP

Transamerica Madison Balanced Allocation VP

Transamerica Madison Conservative Allocation VP

Transamerica Madison Diversified Income VP

Transamerica Market Participation Strategy VP

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Active International Allocation VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Mid-Cap Growth VP

Transamerica Multi Managed Balanced VP

Transamerica Multi Managed Large Cap Core VP

Transamerica PIMCO Real Return TIPS VP

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP

Transamerica Systematic Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica Third Avenue Value VP

Transamerica WMC Diversified Growth VP

Transamerica WMC Diversified Growth II VP

TRANSAMERICA PARTNERS PORTFOLIOS

Fund Name

Transamerica Partners Balanced Portfolio

Transamerica Partners Core Bond Portfolio

Transamerica Partners High Quality Bond Portfolio

Transamerica Partners High Yield Bond Portfolio

Transamerica Partners Inflation-Protected Securities Portfolio

Transamerica Partners International Equity Portfolio

Transamerica Partners Large Core Portfolio

Transamerica Partners Large Growth Portfolio

Transamerica Partners Large Value Portfolio

Transamerica Partners Mid Growth Portfolio

Transamerica Partners Mid Value Portfolio

Transamerica Partners Money Market Portfolio

Transamerica Partners Small Core Portfolio

Transamerica Partners Small Growth Portfolio

Transamerica Partners Small Value Portfolio

TRANSAMERICA PARTNERS FUNDS GROUP

Fund Name

Transamerica Institutional Asset Allocation – Intermediate Horizon

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

Transamerica Institutional Asset Allocation – Long Horizon

Transamerica Institutional Asset Allocation – Short Horizon

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Balanced

Transamerica Partners Core Bond

Transamerica Partners High Quality Bond

Transamerica Partners High Yield Bond

Transamerica Partners Inflation-Protected Securities

Transamerica Partners International Equity

Transamerica Partners Large Core

Transamerica Partners Large Growth

Transamerica Partners Large Value

Transamerica Partners Mid Growth

Transamerica Partners Mid Value

Transamerica Partners Money Market

Transamerica Partners Small Core

Transamerica Partners Small Growth

Transamerica Partners Small Value

Transamerica Partners Stock Index

TRANSAMERICA PARTNERS FUNDS GROUP II

Fund Name

Transamerica Asset Allocation – Intermediate Horizon

Transamerica Asset Allocation – Intermediate/Long Horizon

Transamerica Asset Allocation – Long Horizon

Transamerica Asset Allocation – Short Horizon

Transamerica Asset Allocation – Short/Intermediate Horizon

Transamerica Partners Institutional Balanced

Transamerica Partners Institutional Core Bond

Transamerica Partners Institutional High Quality Bond

Transamerica Partners Institutional High Yield Bond

Transamerica Partners Institutional Inflation-Protected Securities

Transamerica Partners Institutional International Equity

Transamerica Partners Institutional Large Core

Transamerica Partners Institutional Large Growth

Transamerica Partners Institutional Large Value

Transamerica Partners Institutional Mid Growth

Transamerica Partners Institutional Mid Value

Transamerica Partners Institutional Money Market

Transamerica Partners Institutional Small Core

Transamerica Partners Institutional Small Growth

Transamerica Partners Institutional Small Value

Transamerica Partners Institutional Stock Index

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Transamerica Asset Allocation – Intermediate Horizon Subaccount

Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount

Transamerica Asset Allocation – Short Horizon Subaccount

TRANSAMERICA SMALL COMPANY GROWTH LIQUIDATING TRUST